Events After the Reporting Date	12 Months Ended
Jan. 31, 2020
Nature of Operations and Going Concern
25. Events After the Reporting Date

(a)	On February 13, 2020, the Company signed a Settlement Agreement and Release Agreement (“Settlement Agreement”) with two of its former employees in Pivot Naturals to settle the following legal matters:

•

A demand for arbitration filed by these former employees before the American Arbitration Association (“AAA”) alleging claims for breach of the written employment contracts, fraud, illegal retaliation in violation of California’s whistleblower statute and tortious discharge in violation of public policy seeking, among other things, recovery of damages for breach of employment contracts, including recovery of severance amounts, damages for breach of alleged option rights, waiting time penalties, as well as other general and punitive damages on the tort claims; and

•	A suit filed in British Columbia by the Company against the former employees for declaratory relief and related matters concerning control and use of the Company’s assets.

Consideration for the Settlement Agreement included:

•

Assignment of Pivot Naturals to Goodbuzz Inc. (“Goodbuzz”) as follows: 1) 80% on the initial closing date (“Initial Closing Date”), and 2) 20% on a second closing date which is the earlier of April 30, 2020 and a date upon with certain conditions are met (“Second Closing Date”).

•

$264,660 (US$200,000) payment to be made as follows: 1) $165,413 (US$125,000) upon Initial Closing Date (completed in February 2020), and 2) $99,247 (US$75,000) upon Second Closing Date (completed in April 2020). The Company has recorded a loss on settlement of legal claim of $264,660 in the consolidated statements of comprehensive loss and a corresponding accrual included in accounts payable and accrued liabilities in the consolidated statement of financial position as at January 31, 2020.

•	Payment of the monthly lease due on the lease at 3595 Cadillac Avenue in California, U.S.A. for the months of February, March and April 2020 (completed in February 2020).

(b)	In March 2020, the Company made all payments required to complete the acquisition of Solmic AG and the Solmic Patents (Note 4(c)).

(c)

In February 2020, the Company terminated the acquisition of IAH, a corporation incorporated under the laws of Germany, for which consideration would have included the issuance of 517,817 common shares of the Company. No common shares were issued in conjunction with the acquisition.

(d)

On March 31, 2020, the Company issued 28,716 common shares pursuant to the termination of an employment agreement. The Company had recorded accrued liabilities totaling $10,000 related to this common share issuance as at January 31, 2020.

(e)	In May 2020, the Company acquired 100% of the outstanding common shares of Opes Pharmaceuticals Inc. (“Opes”) from Altum. Subsequent to the acquisition, Opes was renamed Blife Therapeutics Inc.

(f)

On May 6, 2020, the Company entered into binding letter of intent to acquire worldwide rights (other than in Greater China, Japan and ASEAN countries) to commercialize and sell AP-003, a potential COVID-19 treatment, from Altum (the “Transaction”). Altum is currently preparing protocol and application to conduct clinical trials in Australia. Under the terms of the Transaction, on closing the Company will issue 10,000,000 common shares to Altum and grant to Altum 5,000,000 warrants to acquire an equivalent number of common shares at a price of $0.19 per common share. The warrants will have a term of two years and are only exercisable upon successful completion of the clinical trials. In addition, subject to the satisfaction of certain conditions precedent, upon registration of the proposed product in a major market, the Company will pay $5,000,000 in cash to Altum and Altum will be entitled to a tiered royalty equal to 7% of net sales on the first US$50,000,000 in a calendar year and a reduced royalty equal to 5% of net sales in any calendar year that are in excess of US$50,000,000. Closing is contingent on, among other things, the Company undertaking an equity financing of at least US$5,000,000 and Altum obtaining an exclusive license with respect to certain intellectual property from a Canadian governmental research and technology organization.

(g)

On May 7, 2020, the Company amended the exercise price of the following outstanding warrants that were issued pursuant to private placements completed in 2019: 13.868 million warrants issued on May 30, 2019 and expiring on May 29, 2021 (Note 12(e)), 46.132 million warrants issued on May 15, 2019 and expiring on May 14, 2021 (Note 12(e)) and 6.95 million warrants issued on April 8, 2019 and expiring on March 16, 2022 (Note 12(d)). The exercise prices of these warrants have been amended to $0.25 per warrant.

(h)

In May 2020, the Company granted 2,900,000 stock options to directors, officers, consultants and key members of the Altum clinical trial team (Note 25(f)) with exercise prices between $0.18 and $0.255 and terms of five years. The Company also issued 200,000 RSUs with vesting over two years to an advisor.

(i)

In May 2020, the Company issued a promissory note of US$200,000 to Altum, of which US$189,500 was advanced, to advance on clinical activities related to the clinical trials (Note 25(f)). The promissory note is due on the earlier of (i) June 15, 2020, (ii) the termination of the Transaction (Note 25(f)) or (iii) the second business day following the date that the Company demands repayment. If the Transaction is completed in accordance with its terms, the promissory note is non-interest bearing and the amounts outstanding shall offset (reduce) the amounts payable by the Company under the Transaction. If the Transaction is not completed in accordance with its terms or if the Transaction is terminated, Altum shall pay to the Company interest on the outstanding principal amount and on the amount of overdue interest thereon from time to time at the rate of 10% per annum.

(j)

In May 2020, the Company secured “hard” lock-up agreements from shareholders of Altum representing 67.45% of the outstanding common shares of Altum.  The Company intends to approach Altum to discuss a merger transaction to take place by way of a plan of arrangement.  Pursuant to the terms of the proposed acquisition, the Company would issue 4.582 common shares for each Altum common share.